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[LOGO FARMERS INSURANCE GROUP]       FARMERS NEW WORLD LIFE INSURANCE COMPANY(R)
                                     Home Office: 3003 77th Avenue S.E.,
                                     Mercer Island, Washington 98040/
                                     (206) 232-8400
                                     Variable Policy Service Office:
                                     PO Box 724208, Atlanta, GA 31139/
                                     (877) 376-8008




February 24, 2004




Dear Farmers Client:

I am pleased to provide you with the annual fund reports for the investment options offered by your Farmers LifeAccumulator Variable Life policy. These reports provide an update on each portfolio's performance as of December 31, 2003. Portfolio performance does not take into account the fees charged by the policy. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

I hope that you find the enclosed information helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center toll-free at (877) 376-8008.

We appreciate and value your business, and look forward to serving you in the future.


Sincerely,


/s/ C. Paul Patsis
C. Paul Patsis
President



The following documents accompany this letter to contract owners and are hereby incorporated by reference:

Document 1. The Annual Report of Scudder Investments VIT Funds dated December 31, 2003, that was filed with the Securities and Exchange Commission on March 10, 2004 (File No. 811-07507).

Document 2. The Annual Report of WM Variable Trust dated December 31, 2003, that was filed with the Securities and Exchange Commission on March 5, 2004 (File No. 811-07462).

       Distributed by: Farmers Financial Solutions, LLC, 2423 Galena Ave,
                     Simi Valley, CA 93065 / (805) 306-3400